UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2022

SCIPLAY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-38889	83-2692460
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $.001 per share	SCPL	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒          Emerging growth company

☒          If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On April 7, 2022, the Board of Directors (the “Board”) of SciPlay Corporation (the “Company”) elected Nick Earl as a director of the Company to fill an existing vacancy on the Board, effective as of April 15, 2022.

Mr. Earl served as President and Chief Executive Officer and director of Glu Mobile Inc., a leading global developer and publisher of mobile games, from 2016 to 2021, and prior to that served as President of Global Studios of Glu Mobile from 2015 to 2016. Before joining Glu Mobile, from 2014 to 2015, Mr. Earl served as President of Worldwide Studios at Kabam, Inc., a world leader in massively multiplayer free-to-play games for mobile devices.  From 2001 to 2014, Mr. Earl served in several management positions at Electronic Arts Inc., a global leader in interactive entertainment, including most recently as Senior Vice President & General Manager of EA Mobile. From 1999 to 2001, Mr. Earl served as VP Product Development at Eidos Interactive. From 1993 to 1999, Mr. Earl served in several roles at The 3DO Company. Mr. Earl began his career at Reuters Australia and Hudson Soft Company, Ltd.

Mr. Earl is eligible to participate in all compensation plans applicable to non-employee members of the Board, including annual retainers and equity-based compensation (as described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 26, 2021). In connection with joining the Board, Mr. Earl will receive an annual grant of restricted stock units with a grant date value of $144,000, the same value received by the other non-employee directors of the Company in connection with the annual equity award to non-employee directors, which will vest one year from the date Mr. Earl commences his directorship.

Item 7.01. Regulation FD Disclosure.

On April 12, 2022, the Company issued a press release announcing the election of Mr. Earl to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of the Company, dated April 12, 2022.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2022	SCIPLAY CORPORATION

	By:	/s/ Daniel O’Quinn
		Name:	Daniel O’Quinn
		Title:	Interim Chief Financial Officer